UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2011, Best Buy Co., Inc. (“Best Buy” or the “registrant”) held its 2011 Regular Meeting of Shareholders (the “Regular Meeting”), at which our shareholders approved the Best Buy Co., Inc. Short-Term Incentive Plan (“STIP”).  The full text of the STIP is attached as Appendix D-1 to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on May 26, 2011, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2011, Best Buy Co., Inc. held its Regular Meeting. At the close of business on April 25, 2011, the record date for the determination of shareholders to vote at the Regular Meeting, the registrant had 388,717,822 shares of common stock issued and outstanding. The holders of 340,961,274 shares of common stock were represented either in person or by proxy at the meeting, constituting a quorum.

The shareholders of the registrant voted as follows on the matters set forth below:

1.              Election of Directors. The following individuals were elected as Class 2 directors, each to serve two-year terms expiring at the registrant’s 2013 Regular Meeting of Shareholders, based upon the following votes:

Director Nominee	For	Withheld	Broker Non-Votes
Ronald James	289,080,259	3,303,110	48,577,905
Sanjay Khosla	288,861,320	3,522,049	48,577,905
George L. Mikan III	283,005,017	9,378,352	48,577,905
Matthew H. Paull	289,761,877	2,621,492	48,577,905
Richard M. Schulze	287,988,642	4,394,727	48,577,905
Hatim A. Tyabji	287,638,799	4,744,570	48,577,905

2.              Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant’s independent registered public accounting firm for the fiscal year ending March 3, 2012, was ratified based upon the following votes:

For	Against	Abstain
338,027,634	2,423,810	509,830

3.              Approval of an amendment and restatement of our Amended and Restated By-laws. The amendment and restatement of our Amended and Restated By-laws to remove the maximum for the number of directors serving on the board of directors and to authorize the board of directors to determine the number of directors serving from time to time, was approved based upon the following votes:

For	Against	Abstain
198,590,900	141,802,175	568,199

4.              Approval of amendments to our 2004 Omnibus Stock and Incentive Plan, as amended. The amendments to our 2004 Omnibus Stock and Incentive Plan, as amended, were approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
233,796,347	57,907,948	679,074	48,577,905

5.              Approval of our Executive Short-Term Incentive Plan. The Best Buy Co., Inc. Short-Term Incentive Plan, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
282,498,441	9,169,214	715,714	48,577,905

6.              Advisory Vote on Executive Compensation. The executive compensation of the registrant was approved by a non-binding advisory vote based upon the following votes:

For	Against	Abstain	Broker Non-Votes
282,635,979	8,911,041	836,349	48,577,905

7.              Advisory Vote on the Frequency of Shareholder Advisory Votes on Executive Compensation. Shareholders recommended by a non-binding advisory vote to hold the “Say on Pay” advisory vote every year based upon the following votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
134,836,867	1,619,671	155,273,970	652,861	48,577,905

On June 21, 2011, in consideration of the results of the shareholder advisory vote, the Board of Directors of the registrant determined to include a non-binding advisory vote on executive compensation at each Regular Meeting of Shareholders until the next vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 24, 2011	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief
Accounting Officer